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                                                               Exhibit 10.69


                                   AGREEMENT

     Agreement dated as of July 28, 1995 between Richard F. Paolino (the "Optionee") and Brown & Sharpe Manufacturing Company (the "Company").

     In consideration of the grant to the undersigned Optionee of an Option for 30,000 shares on July 28, 1995, the undersigned Optionee agrees that the provisions of a certain contract between the Company and the Optionee dated March 14, 1988 shall have no applicability to this Option (including the provisions of said contract pertaining to acceleration of exercisability dates) and that the obtaining of this waiver and the grant of this Option shall be deemed to be in full compliance with all of the obligations of the Company under said contract.

     Except as expressly amended hereby, the contract between the Company and the Optionee dated March 14, 1988 shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned Optionee has duly executed this Agreement as of the date set forth above.

                                   ___________________________
                                   Richard F. Paolino

ACCEPTED:

BROWN & SHARPE
 MANUFACTURING COMPANY



By: _________________________